                                                                    EXHIBIT 10.1

              -----------------------------------------------------

                          PHONETEL TECHNOLOGIES, INC.,
                                   As Issuer,

                            THE SUBSIDIARY GUARANTORS
                           Named on Schedule I hereto

                                       AND

                              MARINE MIDLAND BANK,
                                   As Trustee

                          ---------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of January 3, 1997

                       Supplementing the Indenture, Dated
                         as of December 18, 1996, among
                        PhoneTel Technologies, Inc., the
                         Subsidiary Guarantors named on
                             Schedule I thereto and
                         Marine Midland Bank, as Trustee

                          ---------------------------

                                  $125,000,000

                            12% SENIOR NOTES DUE 2006

              -----------------------------------------------------

                  THIS FIRST SUPPLEMENTAL INDENTURE, dated as of January 3, 1997 (the "First Supplemental Indenture"), is by and among (i) PHONETEL TECHNOLOGIES, INC., an Ohio corporation (the "Company"), as issuer of the 12% Senior Notes due 2006 (the "Notes"), (ii) each Subsidiary of the Company existing on the date of this Supplemental Indenture as set forth on Schedule I hereto and each of the Company's Subsidiaries which becomes a guarantor of the Notes in compliance with
Section 4.15 of the Indenture referred to herein in which such Subsidiary agrees to be bound by the terms of the Indenture, as guarantors of the Company's obligations under the Indenture and the Notes (each, a "Subsidiary Guarantor"), and (iii) Marine Mid-land Bank, as trustee (the "Trustee").

                  WHEREAS, the Company, the Subsidiary Guarantors as of December 18, 1996 (the "Issue Date") and the Trustee heretofore executed and delivered an Indenture, dated as of December 18, 1996 (the "Indenture"); and

                  WHEREAS, pursuant to the Indenture the Company issued and the Trustee authenticated and delivered $125 million aggregate principal amount of the Notes, which Notes were guaranteed by each of the Company's Subsidiaries listed on Schedule I to the Indenture; and

                  WHEREAS, the Company and PhoneTel CCI, Inc., a Texas corporation and one of the Subsidiary Guarantors ("PhoneTel CCI"), have entered into the Agreement and Plan of Merger, dated as of November 21, 1996, as amended on December 31, 1996, with Cherokee Communications, Inc., a Texas corporation ("Cherokee"), and all of the shareholders of Cherokee (as supplemented, the "Cherokee Merger Agreement") pursuant to which PhoneTel CCI will merge with and into Cherokee with Cherokee being the surviving corporation (the "Merger") on the date hereof; and

                  WHEREAS, as a result of the Merger, Cherokee and its two wholly owned subsidiaries, Cherokee Communications, Inc., a South Dakota corporation ("Cherokee-SD"), and Cherokee Communications, Inc., a Nevada corporation ("Cherokee-NV"), will each become a Subsidiary of the Company and PhoneTel CCI will cease to exist; and

                  WHEREAS, Section 4.15 of the Indenture provides that the Company shall cause each Subsidiary of the



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Company acquired after the Issue Date to issue a Subsidiary Guarantee and to execute and deliver an indenture supplemental to the Indenture as a Subsidiary Guarantor; and

                  WHEREAS, Section 10.01(e) of the Indenture provides that in the case of any merger of a Subsidiary Guarantor, in this case PhoneTel CCI, into a corporation other than the Company or another Subsidiary Guarantor, as is the case in the Merger, the Surviving Person, in this case, Cherokee, shall expressly assume all the obligations under such Subsidiary Guarantor's Subsidiary Guarantee and the Indenture; and

                  WHEREAS, Section 9.01 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend the indenture and the Notes without the consent of any Holder of the Notes in order to add additional Subsidiary Guarantors pursuant to Section 4.15 of the Indenture; and

                  WHEREAS, this First Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and the Subsidiary Guarantors.

                  NOW, THEREFORE, the Company, the Subsidiary Guarantors listed on Schedule I hereto and the Trustee agree as follows for the equal and ratable benefit of each other and the Holders of the Notes:



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



                                    ARTICLE I
                       ASSUMPTION BY SUCCESSOR CORPORATION

                  SECTION 1.1. ASSUMPTION OF THE SUBSIDIARY GUARANTEE OF PHONETEL CCI. Cherokee hereby expressly assumes the obligations of PhoneTel CCI under its Subsidiary Guarantee and all of PhoneTel CCI's obligations under the Indenture.

                  SECTION 1.2. ADDITION OF SUBSIDIARY GUARANTORS. Each of Cherokee, Cherokee-SD and Cherokee-NV hereby expressly agrees to issue a Subsidiary Guarantee and to be bound as, and assume the obligations of, a Subsidiary Guarantor under the Indenture, including without limitations the obligations set forth in Article X of the Indenture.

                  SECTION 1.3. TRUSTEE'S ACCEPTANCE. The Trustee hereby accepts this First Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE II
                                  Miscellaneous
                                  -------------

                  SECTION 2.1. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution and delivery of this First Supplemental Indenture by the Company, the Subsidiary Guarantors listed in Schedule I hereto and the Trustee following the consummation of the Merger, the Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  SECTION 2.2. INDENTURE REMAINS IN FULL FORCE AND EFFECT. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

                  SECTION 2.3. INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER. This First Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this First



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Supplemental Indenture shall henceforth be read and construed together.

                  SECTION 2.4. CONFIRMATION AND PRESERVATION OF INDENTURE. The Indenture as supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

                  SECTION 2.5. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this First Supplemental Indenture, the provision of the TIA shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

                  SECTION 2.6. SEVERABILITY. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 2.7. TERMS DEFINED IN THE INDENTURE. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

                  SECTION 2.8. HEADINGS. The Article and Section headings of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 2.9. BENEFITS OF FIRST SUPPLEMENTAL INDENTURE, ETC. Nothing in this First Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Notes.



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



                  SECTION 2.10. SUCCESSORS. All agreements of the Company and the Subsidiary Guarantors in this First Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

                  SECTION 2.11. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals contained herein shall be taken as the statements of the Company and the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee shall have no liability for the validity or sufficiency of this Second Supplemental Indenture.

                  SECTION 2.12. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  SECTION 2.13. GOVERNING LAW. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  SECTION 2.14. COUNTERPART ORIGINALS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.



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



                  IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                                            THE COMPANY:
                                            ------------

                                            PHONETEL TECHNOLOGIES, INC.

                                       By:   /S/ T.L. Martin
                                           ----------------------------------
                                           Name: Tammy L. Martin
                                           Title: Executive Vice
                                                     President



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



                                            THE SUBSIDIARY GUARANTORS:
                                            --------------------------

                                            PUBLIC TELEPHONE CORPORATION
                                            WORLD COMMUNICATIONS, INC.
                                            PARAMOUNT COMMUNICATION SYSTEMS,
                                              INC.
                                            NORTHERN FLORIDA TELEPHONE
                                              CORPORATION
                                            PAYPHONES OF AMERICA, INC.
                                            CHEROKEE COMMUNICATIONS, INC.
                                              (a Texas corporation and as
                                              successor by merger with
                                              PHONETEL CCI, INC.)
                                            CHEROKEE COMMUNICATIONS, INC.
                                              (a South Dakota corporation)
                                            CHEROKEE COMMUNICATIONS, INC.
                                              (a Nevada corporation)

                                            For each of the above:

                                       By: /s/ T.L. Martin
                                          ----------------------------------
                                          Name: Tammy L. Martin
                                          Title: Executive Vice
                                                    President



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



                                            MARINE MIDLAND BANK,
                                               as Trustee

                                       By: /s/ Marcia Markowski
                                          ---------------------------------
                                          Name: Marcia Markowski
                                          Title: Corporate Trust Officer



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


                                   Schedule I

                Subsidiary Guarantors Existing on the Issue Date
                ------------------------------------------------

Name of Subsidiary                                                     Jurisdiction of
------------------                                                     ----------------
                                                                       Incorporation
                                                                       -------------
1.       Public Telephone Corporation                                  Indiana

2.       World Communications, Inc.                                    Missouri

3.       Paramount Communication
           Systems, Inc.                                               Florida

4.       Northern Florida Telephone
           Corporation                                                 Florida

5.       Payphones of America, Inc.                                    Ohio

6.       Cherokee Communications, Inc.                                 Texas

7.       Cherokee Communications, Inc.                                 South Dakota

8.       Cherokee Communications, Inc.                                 Nevada



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